                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                   The Bank of Kentucky Financial Corporation
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                   The Bank of Kentucky Financial Corporation
              ----------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                              1065 BURLINGTON PIKE
                            FLORENCE, KENTUCKY 41042
                                 (606) 371-2340

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that the Annual Meeting of Stockholders of The Bank of Kentucky Financial Corporation ("BKFC") will be held at the Triple Crown Country Club, One Triple Crown Boulevard, Union, Boone County, Kentucky 41091, on April 18, 1997, at 5:00 p.m. (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

                (i) To reelect four directors of BKFC for terms expiring in 2000;

                (ii) To approve The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan, a copy of which is attached to the Proxy Statement as Exhibit A;

                (iii) To ratify the selection of Crowe, Chizek and Company as the auditors of BKFC for the current fiscal year; and

                (iv) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of BKFC of record at the close of business on March 10, 1997, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                       By Order of the Board of Directors

Florence, Kentucky                     Rodney S. Cain, Secretary
April 1, 1997

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                              1065 BURLINGTON PIKE
                            FLORENCE, KENTUCKY 41042
                                 (606) 371-2340

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of The Bank of Kentucky Financial Corporation, a Kentucky corporation ("BKFC"), for use at the 1997 Annual Meeting of Stockholders of BKFC to be held at the Triple Crown Country Club, One Triple Crown Boulevard, Union, Boone County, Kentucky 41091, on April 18, 1997, at 5:00 p.m., and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a stockholder before exercise by executing a later-dated Proxy or by giving notice of revocation to BKFC in writing or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

         FOR the reelection of Harry J. Humpert, Robert B. Sathe, Herbert H. Works and Robert W. Zapp as directors of BKFC for terms expiring in 2000;

         FOR the approval of The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan"), a copy of which is attached hereto as Exhibit A; and

         FOR the ratification of the selection of Crowe, Chizek and Company ("Crowe Chizek") as the auditors of BKFC for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of BKFC in person or by telephone, telecopy, telegraph or mail. The cost of soliciting proxies will be borne by BKFC.

         Only stockholders of record as of the close of business on March 10, 1997 (the "Voting Record Date"), are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each common share of BKFC ("Share") owned. BKFC's records disclose that, as of the Voting Record Date, there were 583,489 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to stockholders of BKFC on or about April 1, 1997.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         At the Annual Meeting, four directors are to be elected for terms expiring in 2000. Stockholders may cumulate votes in the election of directors. Such cumulative voting enables a stockholder to cast the number of votes such stockholder is entitled to cast times the number of directors to be elected for any one nominee or to distribute such votes among two or more nominees.

         The four nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy.

APPROVAL OF THE STOCK OPTION PLAN

         The affirmative vote of the holders of at least a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to approve the Stock Option Plan. Generally, Shares that are held by a nominee for a beneficial owner and that are represented in person or by proxy at the Annual Meeting but not voted with respect to such proposal ("Non-votes") will have the same effect as a vote against the approval of the Stock Option Plan. If, however, a stockholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted on the approval of the Stock Option Plan by marking the appropriate box on the Proxy, such person's Shares will be voted FOR the approval of the Stock Option Plan and will not be considered Non-votes.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Chizek as the auditors of BKFC for the current fiscal year. The effect of an abstention or a Non-vote is the same as an "against" vote. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted on the ratification of the selection of Crowe Chizek as the auditors by marking the appropriate box on the Proxy, such person's Shares will be voted FOR the ratification of the selection of Crowe Chizek as the auditors and will not be considered Non-votes.

              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to BKFC to own beneficially more than five percent of the Shares as of March 10, 1997:

                                                         Amount and Nature                Percentage of
Name and Address(1)                                 of Beneficial Ownership(2)         Shares Outstanding
-------------------                                 --------------------------         ------------------

Rodney S. Cain and                                       105,823 (3)                        18.14%
   Jacqueline M. Cain

R. C. Durr and
   R. C. Durr Company, Inc.                              105,440 (4)                        18.07%

-----------------------------

(1) Mr. and Mrs. Cain, Mr. Durr and R. C. Durr Company, Inc., through Mr. Durr, its sole stockholder, may be contacted in care of BKFC at 1065 Burlington Pike, Florence, Kentucky 41042.

(2) A person is the beneficial owner of Shares if such person, directly or indirectly, has sole or shared voting or investment power over such Shares or has the right to acquire such voting or investment power within 60 days. All Shares are owned with sole voting and investment power by each person listed, unless otherwise indicated by footnote.

(3) Consists of 104,854 Shares held jointly by Mr. and Mrs. Cain, 745 Shares owned by David A. Cain, a son of Mr. and Mrs. Cain who resides with them, and 224 Shares held solely by Mr. Cain.

(4) Consists of 70,186 Shares owned by R. C. Durr Company, Inc., and 35,254 Shares owned by Mr. Durr. Mr. Durr is the sole stockholder of R. C. Durr Company, Inc.

         The following table sets forth certain information with respect to the number of Shares beneficially owned by each director of BKFC and by all directors and executive officers of BKFC as a group as of March 10, 1997:

                                                   Amount and Nature of                 Percent of Common
Name and Address(1)                               Beneficial Ownership(2)               Shares Outstanding
-------------------                               -----------------------               ------------------

Rodney S. Cain                                          105,823 (3)                          18.14%
Ruth Seligman-Doering                                    11,240                               1.93
R. C. Durr                                              105,440 (4)                          18.07
John J. Flesch                                            5,495                                .94
Thomas L. Franxman                                        4,289 (5)                            .74
Harry J. Humpert                                          3,660 (6)                            .63
David E. Meyer                                            7,138                               1.22
Dr. John E. Miracle                                       7,744 (7)                           1.33
Mary Sue Rudicill                                         7,122 (8)                           1.22
Robert B. Sathe                                          11,240                               1.93
William E. Snyder                                         4,291                                .74
Herbert H. Works                                          4,768 (9)                            .82
Robert W. Zapp                                           17,014 (10)                          2.92

All directors and executive officers of
    BKFC as a group (13 persons)                        295,264                              50.60%


(1) Each of the persons listed in this table may be contacted at the address of BKFC, 1065 Burlington Pike, Florence, Kentucky 41042.

(2) A person is the beneficial owner of Shares if such person, directly or indirectly, has sole or shared voting or investment power over such Shares or has the right to acquire such voting or investment power within 60 days. All Shares are owned with sole voting or investment power by each person listed, unless otherwise indicated by footnote.

(3) Includes 745 Shares owned by a son of Mr. Cain who resides with him and 104,854 Shares owned jointly by Mr. Cain and his wife.

(4) Includes 70,186 Shares owned by R. C. Durr Company, Inc., of which Mr. Durr is the sole stockholder.

(5)      Includes 1,532 Shares owned by Mr. Franxman's wife.

(6)      Includes 1,532 Shares owned by Mr. Humpert's wife.

(7) Includes 1,200 Shares owned by the John E. Miracle Profit Sharing Plan Trust, of which Dr. Miracle is the trustee; 300 Shares owned by the John E. Miracle Pension Plan Trust, of which Dr. Miracle is the Trustee; and 5,386 Shares owned jointly by Dr. Miracle and his wife.

(8) Includes 1,500 Shares owned by Belleview Sand and Gravel, Inc., of which Ms. Rudicill is Chairman and which is owned by Ms. Rudicill and her husband.

(9) Includes 560 Shares owned by a son of Mr. Works who resides with him; 840 Shares owned by Mr. Works' wife; and 2,246 Shares owned jointly by Mr. Works and his wife.

(10) Includes 1,404 Shares owned by Mr. Zapp's wife, 1,010 Shares owned jointly by Mr. Zapp and his wife, and 600 Shares owned by Mr. Zapp's three children, who reside with him.

                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS

         The Amended Articles of Incorporation and By-Laws of BKFC provide for a Board of Directors consisting of not less than nine directors and not more than fifteen directors, divided into three classes. The Board of Directors of BKFC currently consists of thirteen directors, all of whom were elected at the 1996 Annual Meeting of BKFC Stockholders. The four directors whose terms expire in 1997 have been nominated for reelection as directors of BKFC. Each director will be elected for a three-year term. In accordance with BKFC's By-Laws, any vacancy on the Board of Directors may be filled by the Board of Directors for the remainder of the full term of the directorship. Each of the directors of BKFC is also a director of The Bank of Kentucky, Inc. (the "Bank"), BKFC's only subsidiary.

         The entire Board of Directors of BKFC acts as a Nominating Committee for selecting nominees for election as directors. In accordance with Section 3.3 of the By-Laws of BKFC, nominees for election as directors may be proposed only by the directors or by a stockholder entitled to vote for directors if such stockholder has submitted a written nomination to the Secretary of BKFC by the later of the November 30th immediately preceding the annual meeting of stockholders or the sixtieth day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors (unless the annual meeting is not held on or before the thirty-first day following such anniversary, in which case such written notice must be submitted no later than the close of business on the seventh day following the day on which the notice of the annual meeting is mailed to stockholders). Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares owned either beneficially or of record by each such nominee and the length of time such Shares have been so owned.

         If any nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board of Directors recommends. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve if elected. Stockholders may cumulate votes in the election of directors.

         The Board of Directors proposes the reelection of the following directors for terms expiring in 2000:

                                                        Term        Director of     Director of the     Became Director
  Name                  Age(1)    Position(s) Held     Expires      BKFC Since      Bank Since (2)       of Burnett (3)
  ----                  ---       ----------------     -------      ----------      ----------           ----------

  Harry J. Humpert        71          Director          2000           1995              1995               1946
  Robert B. Sathe         50          Director          2000           1994              1990                  -
  Herbert H. Works        68          Director          2000           1994              1992                  -
  Robert W. Zapp          45          Director          2000           1994              1990               1995

-----------------------------

(1)      As of March 10, 1997.

(2)      BKFC acquired the Bank in 1995.

(3) BKFC acquired Burnett Federal Savings Bank ("Burnett") and caused it to be merged into the Bank in 1995.


         The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                               Term      Director of    Director of the    Became Director
  Name                     Age(1)      Position(s) Held       Expires    BKFC Since      Bank Since (2)    of Burnett (3)
  ----                     ---         ----------------       -------    ----------      ----------        ----------

  Rodney S. Cain             58     Secretary and Director     1998         1994              1990                  -
  Ruth Seligman-Doering      56            Director            1998         1994              1990                  -
  R. C. Durr                 77      Chairman and Director     1998         1994              1990                  -
  John J. Flesch             67     Treasurer and Director     1998         1995              1995               1977
  Thomas L. Franxman         55            Director            1998         1995              1995               1970

  David E. Meyer             62            Director            1999         1994              1991                  -
  Dr. John E. Miracle        54            Director            1999         1994              1991                  -
  Mary Sue Rudicill          53            Director            1999         1994              1991                  -
  William E. Snyder          50            Director            1999         1995              1995               1990
-----------------------------

(1)      As of March 10, 1997.

(2)      BKFC acquired the Bank in 1995.

(3)      BKFC acquired Burnett and caused it to be merged into the Bank in 1995.

         Harry J. Humpert is the President of Humpert Enterprises, Inc., a company which operates Klingenberg's Hardware and Paint in Covington, Kentucky. Mr. Humpert became Chairman of the Board of Directors of Burnett in 1990.

         Robert B. Sathe has been a Regional Vice-President of CIGNA Financial Advisors, Inc., for the last sixteen years.

         Herbert H. Works has been the President of Boone-Kenton Lumber for 33 years. Mr. Works served on the Board of Directors of Fifth Third Bank of Boone County from 1980 until 1991, when he resigned in order to serve as a director of the Bank.

         Robert W. Zapp is the President and the Chief Executive Officer of the Bank and BKFC. From June 1988 until January 1990, Mr. Zapp was the President of Fifth Third Bank of Kenton County, formerly Security Bank. Mr. Zapp resigned as President of such institution in order to participate in the organization of the Bank. From January 1982 until June 1988, Mr. Zapp was the Executive Vice President and the Senior Loan Officer of Fifth Third Bank of Boone County.

         Rodney S. Cain was a director of Fifth Third Bank of Boone County, formerly Boone State Bank, from 1977 until January 1990. Mr. Cain has served as the Secretary of the Bank since 1990 and of BKFC since 1994. Mr. Cain is also the Chairman and CEO of Wiseway Supply and has served in that capacity since 1972.

         Ruth M. Seligman-Doering has been the President and the CEO of Charles Seligman Distributing Company, Inc., for the past six years.

         R. C. Durr was one of the founders of Boone State Bank. From the time Boone State Bank was organized in 1971 until Boone State Bank was acquired by Fifth Third Bank in 1985, Mr. Durr was active in the day-to-day management of the activities of the institution. After such acquisition, Mr. Durr served as the Chairman of the Board of Fifth Third Bank of Boone County, the successor to Boone State Bank, until he resigned in order to participate in the organization of the Bank. Mr. Durr has served as the Chairman of the Board of Directors of the Bank since 1990 and of BKFC since 1994.

         John J. Flesch is a retired insurance claims superintendent, having served State Farm Insurance Company in such capacity from 1962 through 1990. Mr. Flesch served as Vice President of Burnett from 1990 until 1995 and has served as Treasurer of BKFC since 1995. He is also a director of the Mother of God Cemetery Association, Inc.

         Thomas L. Franxman is the President and a director of Fleet Tire Service, Inc., a company which operates two retail tire dealerships located in Northern Kentucky. Mr. Franxman has served as the President or Vice President of Fleet Tire for the last six years, becoming President in August 1992. Mr. Franxman served as the President of Burnett from 1990 to 1995.

         David E. Meyer is the President of Wolfpen Associates, a commercial real estate firm, and is the retired President of H. Meyer Dairy Company. Mr. Meyer served as a director of Fifth Third Bank, Northern Kentucky, from 1981 through January 1991.

         John E. Miracle, D.M.D., is a dentist and has been associated with General Family Dentistry in Northern Kentucky for 21 years.

         Mary Sue Rudicill has been the Chairman of Belleview Sand and Gravel, Inc., and Gravelview Trucking Company for fourteen years. Ms. Rudicill is a director of Farmer's Mutual Life Insurance Company and was formerly a director of Fifth Third Bank of Boone County.

         William E. Snyder has been the Manager of Wholesale Operations of Bob Sumerel Tire Co. since December 1996. Prior to such time, Mr. Snyder was the Vice President of Freightliner of Cincinnati, Inc., a company which operates a truck dealership located in Northern Kentucky, for five years. Mr. Snyder also served as the Treasurer of Burnett from 1990 to 1995.

MEETINGS OF DIRECTORS

         The Board of Directors of BKFC met 11 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1996. Each director attended at least 75% of the aggregate of such meetings held during his or her service as a director, except Mr. Cain.

         The Board of Directors of the Bank met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1996.

COMMITTEES OF DIRECTORS

         The Board of Directors of BKFC has no standing committees. Nominations for election to the Board of Directors are determined by the entire Board of Directors. See "Election of Directors."

                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of BKFC:

Name                                        Position(s) Held
----                                        ----------------

R. C. Durr                             Chairman of the Board
Robert W. Zapp                         President and Chief Executive Officer
Rodney S. Cain                         Secretary
John J. Flesch                         Treasurer

         For ages of and biographical information regarding these executive officers, see "BOARD OF DIRECTORS - Election of Directors."

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         BKFC does not pay any compensation to its executive officers. Executive officers of the Bank are compensated by the Bank for services rendered to the Bank. Except for the President of the Bank, no director or executive officer of BKFC received more than $100,000 in salary and bonus payments from the Bank during the year ended December 31, 1996. The following table sets forth certain information with respect to compensation paid to the President of the Bank.

                           Summary Compensation Table

-----------------------------------------------------------------------------------------------------------
                                                        Annual Compensation (1)
                                                   ----------------------------------      All Other
                                                                                         Compensation
Name and Principal Position              Year          Salary($)        Bonus($)            ($)(2)
-----------------------------------------------------------------------------------------------------------
Robert W. Zapp, President                1996            $125,000        $50,000             $17,711
                                         1995            $118,000        $21,200             $14,124
                                         1994            $101,115        $30,000             $13,112
-----------------------------

(1) Does not include amounts attributable to other miscellaneous benefits. The cost to BKFC of providing such benefits to Mr. Zapp was less than 10% of his cash compensation.

(2) Consists of contributions to the Bank's Profit Sharing Plan for Mr. Zapp's account.

DIRECTOR COMPENSATION

         BKFC and the Bank do not pay directors fees. Each director of the Bank, except Mr. Zapp, received a $500 payment in December 1996.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank has extended loans to certain of its and BKFC's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.

         The Bank has a lease agreement for office premises located at 1065 Burlington Pike with Mr. Durr, R. C. Durr Company, Inc., Mr. Cain, and Mr. Cain's sons, John S. Cain, Rodney C. Cain and David Alfred Cain, each of whom is a lessor under the lease agreement. The annual rental expense under this lease was $176,820, $161,972 and $161,972 for the years ended December 31, 1996, 1995 and 1994, respectively. The lease has an initial term of 15 years and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Weaver Road in Boone County, Kentucky, with Ms. Seligman-Doering and Mr. Sathe as lessors under the lease agreement. Total rental expense under this lease was $58,987 for each of the years ended December 31, 1996, 1995 and 1994. The lease has an initial term of 15 years and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Kentucky Highway 18 in Boone County, Kentucky, with William R. Rudicill, the husband of Ms. Rudicill. Total rental expense under this lease was $10,051 for each of the years ended December 31, 1996, 1995 and 1994. The lease has an initial term of 15 years and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Houston Road in Boone County, Kentucky, with Dr. Miracle, Geraldine G. Miracle, Jennifer
A. Meyer, Maria A. Meyer, Leila L. Meyer, Herbert E. Works, Mark T. Wilson, Nicolette Wilson, Bryan E. Wilson and Josephina Wilson, each of whom is a lessor under the lease agreement. Geraldine

Miracle is Dr. Miracle's spouse. Jennifer Meyer, Maria Meyer and Leila Meyer are daughters-in-law of Mr. Meyer. Herbert E. Works is the son of Mr. Works. Mark Wilson, Nicolette Wilson, Bryson Wilson and Josephina Wilson are Mr. Works' wife's sons and their wives. The annual rental expense under this lease was $70,563, $70,563 and $43,737 for the years ended December 31, 1996, 1995 and
1994, respectively. The lease has an initial term of 15 years and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has an oral month-to-month lease agreement for office premises located at 12020 Madison Pike in Nicholson, Kentucky, with Nicholson Properties LLC. R. C. Durr owns 50% of Nicholson Properties LLC. The annual rental expense under this agreement is $24,000.

                                STOCK OPTION PLAN

GENERAL

         On March 21, 1997, the Board of Directors of BKFC adopted the Stock Option Plan. In accordance with its terms, the Stock Option Plan must be approved by the holders of at least a majority of the votes cast. THE BOARD OF DIRECTORS OF BKFC RECOMMENDS THAT THE STOCKHOLDERS OF BKFC APPROVE THE STOCK OPTION PLAN.

         The following is a summary of the terms of the Stock Option Plan and is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which is attached hereto as Exhibit A.

PURPOSE, ADMINISTRATION AND ELIGIBILITY

         The purposes of the Stock Option Plan include promoting the best interests of BKFC and its stockholders by attracting, retaining and providing incentives to the directors, officers and employees of BKFC and any Subsidiary by facilitating their purchase of a stock interest in BKFC. As of February 28, 1997, approximately 36 persons were eligible to receive options granted under the Stock Option Plan.

         The Stock Option Plan will be administered by a committee of directors composed of at least two directors of BKFC who are "Non-Employee Directors," as defined in the regulations of the Securities and Exchange Commission (the "SEC") under Section 16 of the Securities Exchange Act of 1934 (the "Stock Option Committee"). The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to BKFC on the basis of the individual participant's position, duties and responsibilities, the value of the individual's services to BKFC and any other factor the Stock Option Committee deems relevant.

         Without further approval of the stockholders, the Board of Directors may at any time terminate the Stock Option Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable, except that the Board of Directors may not, without the approval of the stockholders, make any amendment which would: (a) increase the aggregate number of Shares that may be issued under the Stock Option Plan (except for adjustments to reflect certain changes in the capitalization of BKFC); (b) materially modify the requirements as to eligibility for participation in the Stock Option Plan; or (c) materially increase the benefits accruing to participants under the Stock Option Plan. Notwithstanding the foregoing, the Board of Directors may amend the Stock Option Plan to take into account changes in applicable securities, federal income tax and other applicable laws. The Stock Option Plan will terminate on March 21, 2007.

         Pursuant to the Stock Option Plan, options for a maximum of 120,000 Shares may be granted, of which options for up to 36,000 Shares may be awarded to non-employee directors and non-employee officers, and options for up to 84,000 Shares may be awarded to employees. No more than 25% of the Shares subject to options may be awarded to any individual who is an employee of BKFC or a subsidiary, no more than 5% of such Shares may be awarded to any director or officer who is not an employee, and no more than 30% of such Shares may be awarded to non-employee directors and non-employee officers in the aggregate. Shares will be reserved for issuance by BKFC upon the granting of options to certain directors, officers and employees of BKFC and any Subsidiary from time to time under the Stock Option Plan. Any Shares issued under the Stock Option Plan will be authorized but unissued Shares or issued Shares that have been reacquired by BKFC.

OPTION TERMS

         Options granted under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may not be ISOs ("Non-qualified Stock Options"). The option exercise price for ISOs and Non-qualified Stock Options granted to employees will be determined by the Stock Option Committee at the time of the grant, but must not be less than 100% of the fair market value of the Shares on the date of the grant. The exercise price for options granted to non-employee directors and non-employee officers shall be the fair market value of the Shares on the date of the grant. No option will be exercisable after the expiration of ten years from the date of the grant. However, if an ISO is granted to a participant who owns more than 10% of BKFC's outstanding Shares at the time the ISO is granted, the exercise price of the ISO may not be less than 110% of the fair market value of the Shares on the date of the grant and the ISO shall not be exercisable after the expiration of five years from the date of the grant.

         An option may not be transferred or assigned other than by will or in accordance with the laws of descent and distribution. If a participant is "terminated for cause," as defined in the Stock Option Plan, any option which has not been exercised shall terminate as of the date of such termination for cause.

         BKFC will receive no monetary consideration for the granting of options under the Stock Option Plan. Upon the exercise of options, BKFC will receive payment in cash or, if acceptable to the Stock Option Committee, Shares of BKFC or surrendered outstanding options. As of March 10, 1997, the market value of the Shares underlying the maximum number of options that could be awarded under the Stock Option Plan is $6,360,000, which is calculated by multiplying 120,000 (the maximum number of options that can be granted under the Stock Option Plan) by $53, the per share price of the most recent sale of shares of which management of BKFC is aware, as reported to BKFC by The Ohio Company.

TAX TREATMENT OF INCENTIVE STOCK OPTIONS

         An optionee who is granted an ISO will not recognize taxable income either on the date of the grant or on the date of exercise, although the alternative minimum tax may apply. Upon disposition of Shares acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. If the optionee disposes of the Shares within two years of the date of the grant or within one year from the date of the transfer of the Shares to the optionee (a "Disqualifying Disposition"), however, then the optionee will recognize ordinary income, as opposed to capital gain, at the time of disposition in an amount generally equal to the lesser of
(i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the Shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the Shares have been held.

         BKFC is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of Shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

         If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired Shares, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the optionee upon delivering previously acquired Shares to BKFC, and Shares received by the optionee equal in number to previously acquired Shares exchanged therefor will have the same basis and holding period for long-term capital gain purposes as the previously acquired Shares. (The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares received by the optionee in excess of the number of Shares previously acquired will have a basis of zero and a holding period which commences as of the date the Shares are transferred to the optionee upon exercise of the ISO. If the exercise of an ISO is effected using Shares previously acquired through the exercise of an ISO, the exchange of such previously acquired Shares will be considered a disposition of such Shares for the purpose of determining whether a Disqualifying Disposition has occurred.

TAX TREATMENT OF NON-QUALIFIED STOCK OPTIONS

         An optionee receiving a Non-qualified Stock Option does not recognize taxable income on the date of the grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. The optionee must recognize ordinary income generally at the time of exercise of a Non-qualified Stock Option in the amount of the difference between the fair market value of the Shares on the date of exercise and the option price. The ordinary income received will constitute compensation for which tax withholding by BKFC generally will be required. The amount of ordinary income recognized by an optionee will be deductible by BKFC in the year that the optionee recognizes the income if BKFC complies with the applicable withholding requirement.

         If, at the time of exercise, the sale of the Shares could subject the optionee to short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934, such person generally will not recognize ordinary income until the date that the optionee is no longer subject to such Section 16(b) liability. Upon such date, the optionee will recognize ordinary income in an amount equal to the fair market value of the Shares on such date less the option exercise price. Nevertheless, the optionee may elect under Section 83(b) of the Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b).

         Shares acquired upon the exercise of a Non-qualified Stock Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the Shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the Shares, the optionee will recognize long-term capital gain or loss if the optionee has held the Shares for more than one year prior to disposition, or short-term capital gain or loss if the optionee has held the Shares for one year or less.

         If a holder of a Non-qualified Stock Option pays the exercise price, in whole or in part, with previously acquired Shares, the optionee will recognize ordinary income in the amount by which the fair market value of the Shares received exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired Shares to BKFC. Shares received by an optionee equal in number to the previously acquired Shares exchanged therefor will have the same basis and holding period as such previously acquired Shares. Shares received by an optionee in excess of the number of such previously acquired Shares will have a basis equal to the fair market value of such additional Shares as of the date ordinary income is recognized. The holding period for such additional Shares will commence as of the date of exercise or such other relevant date.

PROPOSED AWARDS

         The Board of Directors of BKFC adopted the Stock Option Plan on March 21, 1997. The Stock Option Committee may grant options under the Stock Option Plan to the directors, officers and employees of BKFC and its subsidiaries in the future at such times as they deem most beneficial to BKFC on the basis of the individual participant's position, duties and responsibilities, the value of the participant's services and any other relevant factor. No determination has yet been made with respect to the grant of options.

THE BOARD OF DIRECTORS OF BKFC RECOMMENDS A VOTE FOR THE APPROVAL OF THE STOCK OPTION PLAN.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, BKFC's directors and executive officers and persons holding more than ten percent of the Shares of BKFC are required to report their ownership of Shares and changes in such ownership to the SEC and BKFC. The SEC has established specific dates by which such reports must be filed. Based upon a review of such reports, BKFC must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of stockholders. Such a review indicates that Dr. Miracle filed two late Forms 4 reporting two purchases of Shares of BKFC during 1996.

                              SELECTION OF AUDITORS

         The Board of Directors has selected Crowe Chizek as the auditors of BKFC and its subsidiaries for the current fiscal year and recommends that the stockholders ratify the selection. Crowe Chizek has been the auditor of BKFC since 1995. Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         Upon the acquisition by BKFC of all of the outstanding shares of common stock of the Bank and Burnett, BKFC informed Crowe Chizek on April 24, 1995, that Crowe Chizek would be engaged to audit the financial statements of BKFC for the current fiscal year. Because the financial statements of BKFC are consolidated statements for BKFC, the Bank and Burnett, the auditor for the Bank, Bressler & Company, P.S.C. ("Bressler"), was dismissed by a letter dated April 24, 1995.

         No adverse opinion, disclaimer or qualification was contained in the reports of Bressler for either of the last two fiscal years for which Bressler completed audits of the Bank, nor were such reports modified as to uncertainty, audit scope or accounting principles. Further, there was no disagreement between the Bank and Bressler on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The affirmative vote of the holders of a majority of the votes cast is necessary to ratify the selection of Crowe Chizek as the auditors of BKFC for the current fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF CROWE CHIZEK AS THE AUDITORS FOR THE CURRENT FISCAL YEAR.

                 PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

         Except for nominations for directors, as explained herein at "BOARD OF DIRECTORS - Election of Directors," any proposals of security holders intended to be included in BKFC's proxy statement for the 1998 annual meeting of stockholders should be sent to BKFC by certified mail and must be received by BKFC not later than November 30, 1997.

         Management knows of no other business that may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                           By Order of the Board of Directors

Florence, Kentucky                         Rodney S. Cain, Secretary
April 1, 1997

                                    EXHIBIT A
                                    ---------

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                      1997 STOCK OPTION AND INCENTIVE PLAN

    1. PURPOSE. The purpose of The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan (this "Plan") is to promote the best interests of The Bank of Kentucky Financial Corporation (the "Company") and its shareholders by enabling the Company to attract, retain and reward directors, officers, managerial and other key employees of the Company and any Subsidiary (hereinafter defined), and to strengthen the mutuality of interests between such directors, officers and employees of the Company and the Company's shareholders.

    2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

         (a)      "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

         (c) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

         (d) "Common Shares" means the common shares of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

         (e) "Company" means The Bank of Kentucky Financial Corporation, a Kentucky corporation, or any successor corporation.

         (f) "Employment" means regular employment with the Company or a Subsidiary and does not include service as a director or officer only.

         (g) "ERISA" means the Employee Retirement Income Security Act, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

         (i)      "Fair Market Value" means and shall be determined as follows:

                  (i) If the Common Shares are traded on a national securities exchange at the time of grant of the Stock Option, then the Fair Market Value shall be the average of the highest and the lowest selling price on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

                  (ii) If the Common Shares are quoted on The Nasdaq Stock Market at the time of the grant of the Stock Option, then the Fair Market Value shall be the mean between the closing high bid and low asked quotation with respect to a Common Share on such date on The Nasdaq Stock Market.

                  (iii) If the Common Shares are not traded on a national securities exchange or quoted on The Nasdaq Stock Market, then the Fair Market Value shall be as determined by the Committee.

         (j) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

         (k) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is not an Incentive Stock Option.

         (l) "Participant" means an employee, director or officer of the Company or a Subsidiary who is granted a Stock Option under this Plan. Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

         (m) "Plan" means The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan, as set forth herein and as it may be hereafter amended from time to time.

         (n) "Stock Option" means an award of an option to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.

         (o) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and includes, without limitation, The Bank of Kentucky, Inc.

         (p) "Terminated for Cause" means any removal of a director or officer or discharge of an employee for the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses), a material violation of a final cease-and-desist order or any other action of a director, officer or employee which results in a substantial financial loss to the Company or a Subsidiary.

    3.   ADMINISTRATION.

         (a) This Plan shall be administered and Stock Options shall be granted under this Plan by the Committee, to be comprised of not fewer than two members of the Board of Directors who are "Non-Employee Directors", as defined in the regulations of the Securities and Exchange Commission under Section 16 of the Exchange Act. The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by all of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

         (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan to the extent permitted by law. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan by execution of instruments in writing in such form as approved by the Committee.

    4.   DURATION OF, AND COMMON SHARES SUBJECT TO, THIS PLAN.

         (a) Term. This Plan shall terminate on the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier, except with respect to Stock Options then outstanding. No Stock Option may be granted under this Plan after the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier.

         (b) Common Shares Subject to Plan. The maximum number of Common Shares with respect to which Stock Options may be granted under this Plan, subject to adjustment as provided in Section 9 of this Plan, shall be 120,000 Common Shares, of which options for up to 36,000 Common Shares may be awarded to non-employee directors and non-employee officers in the aggregate and up to 84,000 Common Shares may be awarded to employees.

         Common Shares which may be issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

    5. ELIGIBILITY AND GRANTS. Persons eligible for Stock Options under this Plan shall consist of directors, officers and managerial and other key employees of the Company or a Subsidiary who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary. In selecting the directors, officers and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Committee shall consider the position, duties and responsibilities of the eligible directors, officers and employees, the value of their services to the Company and the Subsidiaries and any other factors that the Committee may deem relevant. No director, officer or employee shall have any right or entitlement to receive a Stock Option.

    6. STOCK OPTIONS. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions as the Committee shall deem desirable, not inconsistent with the express provisions of the Plan:

         (a) Grant. No more than 25% of the shares subject to Stock Options may be awarded to any individual who is an employee of the Company or a Subsidiary, no more than 5% of such shares may be awarded to any director or officer who is not an employee of the Company or a Subsidiary and no more than 30% of such shares may be awarded to non-employee directors and non-employee officers in the aggregate.

         (b) Stock Option Price. The option exercise price per Common Share purchasable under a Stock Option granted to a non-employee director or non-employee officer shall be the Fair Market Value of the Common Shares on the date of grant. The option exercise price for Common Shares purchasable under a Stock Option granted to an employee shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of a Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Stock Option. Notwithstanding the foregoing, in the case of an employee who owns Common Shares representing more than 10% of the outstanding common shares at the time an Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time the Incentive Stock Option is granted.

         (c) Stock Option Terms. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; provided, however, that the term of Incentive Stock Options will not exceed ten years after the date the Incentive Stock Option is granted; provided further, however, that in the case of an employee who owns a number of Common Shares representing more than 10% of the Common Shares outstanding at the time an Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five years.

         (d)      Exercisability. Except as set forth in Section 6(f) and
Section 7 of this Plan, Stock Options awarded under this Plan shall become exercisable commencing on the date or dates and subject to such other terms and conditions as shall be determined by the Committee at the date of the grant.

         (e) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased, accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, simultaneously to exercise Stock Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such Common Shares.

         (f) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000.00, or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

    7.   TERMINATION OF EMPLOYMENT, DIRECTORSHIP, ETC.

         (a) Except in the event of the death or disability of a Participant, at such time as a Participant no longer holds at least one of the following positions, namely, Director of the Company, Director of a Subsidiary of the

Company, non-employee officer of the Company, non-employee officer of any Subsidiary of the Company, employee of the Company or employee of a Subsidiary of the Company, any Stock Option which has not yet become exercisable shall thereupon terminate and be of no further force or effect.

         (b) Unless the Committee shall specifically state otherwise at the time the Option is granted, all Options granted under this Plan shall become exercisable in full on the date of termination of a Participant's employment, or service as a director or officer with the Company or a Subsidiary because of his/her death or disability.

         (c) In the event a Participant is Terminated for Cause (hereinabove defined) any Option which has not been exercised shall terminate as of the date of such Termination for Cause.

    8. NON-TRANSFERABILITY OF STOCK OPTION. No Stock Option under this Plan, and no rights or interests therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by the Participant or his or her legal representative.

    9.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

         (a) The existence of this Plan and the Stock Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of any other company or options to purchase the stock of another company for any Stock Option outstanding at the time of such corporate transaction or which would involve the termination of all Stock Options outstanding at the time of such corporate transaction.

         (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Stock Options in respect thereof may be granted under this Plan, the maximum number of Common Shares which may be sold or awarded to any Participant, the number of Common Shares covered by each outstanding Stock Option, and the exercise price per share in respect of outstanding Stock Options.

   10. AMENDMENT AND TERMINATION OF THIS PLAN. Without further approval of the shareholders, the Board may at any time terminate this Plan or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of Common Shares which may be issued under this Plan (except for adjustments pursuant to Section 9 of this Plan), (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

   11. MODIFICATION OF OPTIONS. The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification, extension or renewal shall confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

   12.   MISCELLANEOUS.

         (a) Tax Withholding. The Company shall have the right to deduct from any settlement, including the delivery or vesting of Common Shares, made under this Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligation for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

         (b) No Right to Employment. Neither the adoption of this Plan nor the granting of any Stock Option shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

         (c) Annulment of Stock Options. The grant of any Stock Option payable in Common Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event a Participant is Terminated for Cause, any Stock Option which is provisional shall be annulled as of the date of such termination.

         (d) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under a Stock Option made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that a Stock Option or portion of a Stock Option should be included to accurately reflect competitive compensation practices or to recognize that a Stock Option has been made in lieu of a portion of competitive annual cash compensation. Stock Options under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors, officers and employees for their service with the Company and its Subsidiaries.

         (e) Securities Law Restrictions. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (f) Stock Option Agreement. Each Participant receiving a Stock Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Stock Option and such related matters as the Committee shall, in its sole discretion, determine.

         (g) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.

         (h) Governing Law. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Kentucky, except to the extent that federal law shall be deemed applicable.

         (i) Effective Date. This Plan shall be effective upon the later of the adoption by the Board and approval by the Company's shareholders. This Plan shall be submitted to the shareholders of the Company for approval at an annual or special meeting of shareholders.

                                 REVOCABLE PROXY
                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 18, 1997

         The undersigned hereby appoints R.C. Durr and Rodney S. Cain, or either of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned to vote all shares of Common Stock of The Bank of Kentucky Financial Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on April 18, 1997, at Triple Crown Country Club, One Triple Crown Boulevard, Union, Boone County, Kentucky, 41091, and at any and all adjournments thereof, as follows:

I.       The election of the following directors:

         ___      FOR the nominees          ___      WITHHOLD authority to
                  listed below (except               vote for the nominees
                  as otherwise indicated)            listed below

                                  For a term expiring in 2000:

                                  Harry J. Humpert
                                  Robert B. Sathe
                                  Herbert H. Works
                                  Robert W. Zapp

         Instructions:

         1. To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

         _____________________________________________________________________

         _____________________________________________________________________

         2. If you wish to vote cumulatively, indicate below how you want your votes allocated among the nominees.

         _____________________________________________________________________

         _____________________________________________________________________


                                                              FOR       AGAINST        ABSTAIN
                                                              ---       -------        -------

II.      The approval of the Bank of Kentucky
         Financial Corporation 1997 Stock
         Option and Incentive Plan.                          _____      _________      _________


                                                              FOR       AGAINST        ABSTAIN
                                                              ---       -------        -------

III.     The ratification of the
         appointment of Crowe, Chizek
         and Company as independent
         auditors for the Company
         for the year ended December 31, 1997.               _____      _________      _________

         In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS NOMINATED AND "FOR" THE PROPOSALS LISTED.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED AND FOR THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Annual Meeting or gives written notice of revocation or submits a later-dated proxy received by the Company before the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated April 1, 1997, and a copy of the 1996 Annual Report to Stockholders.

_________________________                   ___________________________________
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER

_________________________                   ___________________________________
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER

Dated:  ________________, 1997              Dated:  _____________________, 1997


Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one holder's signature is required.


--------------------------------------------------------------------------------

         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE

--------------------------------------------------------------------------------

                      [                                ]




                      [                                 ]

                      SUPPLEMENTAL INFORMATION REQUIRED BY
                 17 C.F.R. SECTION 240.14a-6(d) AND SCHEDULE 14A

         The Bank of Kentucky Financial Corporation ("BKFC") intends to release the proxy materials for the 1997 Annual Meeting of Shareholders on or about April 1, 1997.

         BKFC has not yet determined awards to be made pursuant to The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan. At the time of awards, it will determine what registration might be necessary and expects that the shares that may be purchased pursuant to the stock options will be registered before the exercise of any options.